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                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549

                               ---------------

                                   FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)   MARCH 31, 1997
                                                --------------------------------

                                 AMRE, INC.
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               (Exact Name of Registrant as Specified in Charter)



       DELAWARE                     1-9632                      75-2041737
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(State or Other Jurisdiction     (Commission                    (IRS Employer
   of Incorporation)             File Number)                Identification No.)



8585 N. STEMMONS FREEWAY, SOUTH TOWER, DALLAS, TX                      75247
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(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including are code:    (214) 658-6300
                                                  ------------------------------

                                     N/A
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         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 2.          ACQUISITION OR DISPOSITION OF ASSETS.

         As reported on the Registrant's Form 8-K dated January 20, 1997, an involuntary petition of reorganization was filed by I Rent America, Telequestion, Inc. and Good Design against AMRE, Inc. under Chapter 11 of title 11 of the United States Code, 11 U.S.C. Sections 101-1330 (hereinafter the "BANKRUPTCY CODE"), as amended. On January 22, 1997, AMRE, Inc. consented to an order for relief under Chapter 11 of the Bankruptcy Code. The entry of the order for relief under Chapter 11 of the Bankruptcy Code was entered on January 23, 1997.

         Four subsidiaries of AMRE, Inc., American Remodeling, Inc., Facelifters Home Systems, Inc., Century 21 Home Improvements, Inc. and Congressional Construction Corporation, filed voluntary petitions for reorganization under Chapter 11 of the Bankruptcy Code on January 22, 1997. These filings acted as an order for relief under Chapter 11 of the Bankruptcy Code.

         All of the above proceedings were filed in the United States Bankruptcy Court for the Northern District of Texas, Dallas Division and have been administratively consolidated under case number 397-30567-SAF-11.

         As previously disclosed in the Registrant's Form 8-K, dated as of January 20, 1997, the Registrant issued a press release dated as of January 17, 1997 stating that it had ceased operations, was planning to seek protection under Chapter 11 of the Bankruptcy Code and would thereafter liquidate its assets. The Registrant further stated it did not believe that any transactions would yield any residual value for distribution to its stockholders. In connection therewith, the Registrant is in the process of liquidating its assets to maximize the value of the estate for the creditors. Accordingly, and in accordance with the bankruptcy court Order (i) Pursuant to Sections 105 and 363 of the Bankruptcy Code Authorizing the Emergency Sale of Certain Assets of the Debtors Free and Clear of Liens, Claims, and Encumbrances, Subject to the Terms of an Asset Purchase Agreement and (ii) Pursuant to Sections 105 and 363 of the Bankruptcy Code Approving Asset Purchase Agreement (the "ORDER"), the Registrant and its subsidiaries (collectively, the "DEBTORS") have sold substantially all of their assets (the "PURCHASED ASSETS"). The Purchased Assets which have been sold include furniture, fixtures and equipment, as well as inventory, of the Debtors. The Purchased Assets were located in various branch offices of the Debtors and at the Registrant's headquarters.

         The Purchased Assets have been sold for a cash consideration of $2,363,976.60, including the assets subject to the pending sale described in the next sentence. To date, the sale of assets to Steve Belnap has not closed. In addition, debt of certain of the Debtors was assumed in one of the sales, in an amount of $481,750.00. Certain leases, both real property and equipment, have also been assumed by various purchasers in connection with the sale of assets.

         The Purchased Assets have been sold, pursuant to the Order, to Reunion Home Services, Inc., U.S. Remodelers, Inc., REDO, L.L.C., ReVive Remodeling, Inc. and to Steve Belnap (collectively, the "PURCHASERS"). Several of the principals of the Purchasers have previously served as officers , directors, or employees of certain of the Debtors. However, the bankruptcy court specifically found in its Order that the "negotiations for and sale of the Purchased Assets were at arm's length, without collusion and in good faith,"
and that the sales were for "reasonable and equivalent value and fair consideration."
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         Substantially all of the assets of the Debtors' estates, including the
Purchased Assets with the exception of the inventory, were appraised by an independent third party. Those values were used as a basis for negotiations and the subsequent sales. Furthermore, notice of the proposed sales was filed with the bankruptcy court and thereafter published in several papers around the United States. All parties which might have been affected or impacted by the sales received an opportunity to appear and protect their interests.

         The Debtors conducted a marketing process to sell all or substantially all of their assets. As a result, the Debtors received proposals to purchase substantially all of their assets in several packages. Based upon analyses of the terms and economics of each offer, the Boards of Directors of the Debtors exercised their business judgment and concluded that the proposals made by the Purchasers were the highest and best proposals, and were in the best interests of the Debtors and their respective estates.

         The sales of the Purchased Assets closed on the following dates:
REDO, L.L.C., March 31, 1997; Reunion Home Services, Inc., April 4, 1997; U.S. Remodelers, Inc., April 3, 1987; and ReVive Remodeling, Inc., April 8, 1997.


ITEM 5.          OTHER EVENTS.

                 The Registrant has filed with the Commission a no action letter requesting relief from those reports the Registrant is or would be required to file with the Commission under Sections 13 or 15(d) of the Securities Exchange Act of 1934, including the Registrant's Form 10-K for the year ended December 31, 1996. This no action letter was filed stamped as received by the Commission on March 12, 1997. For the reasons outlined in the Registrant's no action letter request, the Registrant believes that it should be granted relief from filing its Form 10-K for the year ended December 31, 1996, as well as all future required reports, and that the preparation and filing of the Form 10-K would constitute an unreasonable effort and expense for the Registrant in its present circumstances. To date, the Registrant has received no word from the Commission regarding the status of the no action letter request, other than that the no action letter request is being processed. Until the Registrant receives word from the Commission regarding its no action letter request, the Registrant does not believe that the preparation of its Form 10-K for the year ended December 31, 1996 is in the best interests of the estate.



ITEM 7.          FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                 EXHIBITS.

         (b)     PRO FORMA FINANCIAL INFORMATION
                 (1) Financial information pertaining to these transactions will be filed as an amendment to this filing.
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         (c)     EXHIBITS

                 *2.1 Bankruptcy Court Order (i) Pursuant to Sections 105 and 363 of the Bankruptcy Code Authorizing the Emergency Sale of Certain Assets of the Debtors Free and Clear of Liens, Claims, and Encumbrances, Subject to the Terms of an Asset Purchase Agreement and (ii) Pursuant to Sections 105 and 363 of the Bankruptcy Code Approving Asset Purchase Agreement (filed without schedules).
                 *2.2 Asset Purchase Agreement by and between certain of the Debtors, REDO, L.L.C., and Steven Bedowitz dated as of February 27, 1997 (filed without schedules).
                 *2.3 Closing Proration Agreement by and between certain of the Debtors and REDO, L.L.C. dated as of March 31, 1997.
                 *2.4 Asset Purchase Agreement by and between certain of the Debtors and U.S. Remodelers, Inc. dated as of February 12, 1997 (filed without schedules).
                 *2.5 First Amendment to Asset Purchase Agreement by and between certain of the Debtors and U.S. Remodelers, Inc. dated as of April 3, 1997 (filed without schedules).
                 *2.6 Asset Purchase Agreement by and between certain of the Debtors, Reunion Home Services, Inc. and Ronald
                          I. Wagner dated as of February 12, 1997 (filed without schedules).
                 *2.7 First Amendment to Asset Purchase Agreement by and between certain of the Debtors, Reunion Home Services, Inc. and Ronald I. Wagner dated as of March 18, 1997 (filed without schedules).
                 *2.8 Second Amendment to Asset Purchase Agreement by and between certain of the Debtors, Reunion Home Services, Inc. and Ronald I. Wagner dated as of April 4, 1997.
                 *2.9 Asset Purchase Agreement by and between certain of the Debtors and ReVive Remodeling, Inc. dated as of March 21, 1997 (filed without schedules).
                 *2.10 Asset Purchase Agreement by and between certain of the Debtors and Steve Belnap dated as of April 11, 1997 (filed without schedules).

         * Filed herewith.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto.


                                        AMRE, INC.



Date:  April 14, 1997                   By: /s/ J. Gregg Pritchard.
                                           -----------------------------------
                                           J. Gregg Pritchard
                                           President
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                                 EXHIBIT INDEX


EXHIBIT
  NO.                              DESCRIPTION
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   *2.1          Bankruptcy Court Order (i) Pursuant to Sections 105 and 363 of
                 the Bankruptcy Code Authorizing the Emergency Sale of Certain Assets of the Debtors Free and Clear of Liens, Claims, and Encumbrances, Subject to the Terms of an Asset Purchase Agreement and (ii) Pursuant to Sections 105 and 363 of the Bankruptcy Code Approving Asset Purchase Agreement (filed without schedules).

   *2.2 Asset Purchase Agreement by and between certain of the Debtors, REDO, L.L.C., and Steven Bedowitz dated as of February 27, 1997 (filed without schedules).

   *2.3 Closing Proration Agreement by and between certain of the Debtors and REDO, L.L.C. dated as of March 31, 1997.

   *2.4 Asset Purchase Agreement by and between certain of the Debtors and U.S. Remodelers, Inc. dated as of February 12, 1997 (filed without schedules).

   *2.5 First Amendment to Asset Purchase Agreement by and between certain of the Debtors and U.S. Remodelers, Inc. dated as of April 3, 1997 (filed without schedules).

   *2.6 Asset Purchase Agreement by and between certain of the Debtors, Reunion Home Services, Inc. and Ronald I. Wagner dated as of February 12, 1997 (filed without schedules).

   *2.7 First Amendment to Asset Purchase Agreement by and between certain of the Debtors, Reunion Home Services, Inc. and Ronald
                 I. Wagner dated as of March 18, 1997 (filed without schedules).

   *2.8 Second Amendment to Asset Purchase Agreement by and between certain of the Debtors, Reunion Home Services, Inc. and Ronald
                 I. Wagner dated as of April 4, 1997.

   *2.9 Asset Purchase Agreement by and between certain of the Debtors and ReVive Remodeling, Inc. dated as of March 21, 1997 (filed without schedules).

   *2.10 Asset Purchase Agreement by and between certain of the Debtors and Steve Belnap dated as of April 11, 1997 (filed without schedules).

* Filed herewith.